Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED

RECEIVABLES CONTRIBUTION AND SALE AGREEMENT

THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED RECEIVABLES CONTRIBUTION AND SALE AGREEMENT, dated as of February 17, 2012 (the “Amendment”) is made pursuant to that certain Second Amended and Restated Receivables Contribution and Sale Agreement dated as of July 29, 2010 (as amended, modified or supplemented from time to time, the “Agreement”), among JARDEN RECEIVABLES, LLC, a Delaware limited liability company, as Buyer (the “Buyer”), BRK BRANDS, INC., a Delaware corporation, THE COLEMAN COMPANY, INC., a Delaware corporation, HEARTHMARK, LLC, a Delaware limited liability company, K-2 CORPORATION, an Indiana corporation, K-2 INTERNATIONAL, INC., an Indiana corporation, LEHIGH CONSUMER PRODUCTS LLC, a Delaware limited liability company, LOEW-CORNELL, LLC, a Delaware limited liability company, MARMOT MOUNTAIN, LLC, a Delaware limited liability company, MIKEN SPORTS, LLC, a Delaware limited liability company, PENN FISHING TACKLE MFG. CO., a Pennsylvania corporation, PURE FISHING, INC., an Iowa corporation, RAWLINGS SPORTING GOODS COMPANY, INC., a Delaware corporation, RIDE MANUFACTURING, INC., a California corporation, SEA STRIKER, LLC, a Delaware limited liability company, SEVCA, LLC, a Delaware limited liability company, SHAKESPEARE ALL STAR ACQUISITION LLC, a Delaware limited liability company, SHAKESPEARE COMPANY, LLC, a Delaware limited liability company, SHAKESPEARE CONDUCTIVE FIBERS, LLC, a Delaware limited liability company, SITCA CORPORATION, a Washington corporation, SUNBEAM PRODUCTS, INC., a Delaware corporation, and THE UNITED STATES PLAYING CARD COMPANY, a Delaware corporation, (each of the foregoing herein referred to collectively as the “Existing Originators” and each as an “Existing Originator”) and QUICKIE MANUFACTURING CORPORATION, a New Jersey corporation (“Quickie”), and NUK USA LLC, a Delaware corporation (“Nuk” and, together with Quickie, the “New Originators” and each a “New Originator”, and the New Originators together with the Existing Originators collectively referred to herein as the “Originators” and each as an “Originator”).

W I T N E S S E T H :

WHEREAS, the Buyer and the Existing Originators have previously entered into and are currently party to the Agreement;

Now, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Agreement shall be and hereby is amended as follows:

2.1. The eighth paragraph of the Preliminary Statements to the Agreement is hereby amended and restated in its entirety to read as follows:

Buyer plans to finance its purchases of Receivables hereunder by borrowing under that that certain Third Amended and Restated Loan Agreement dated as of February 17, 2012 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified) among Buyer, as borrower, JARDEN CORPORATION, a Delaware corporation, as initial servicer (the “Initial Servicer”), SUNTRUST BANK (together with its successors and permitted assigns, “SunTrust Bank”), as a Lender, PNC BANK, NATIONAL ASSOCIATION (together with its successors and permitted assigns, “PNC”), as a Lender, WELLS FARGO BANK (together with its successors and permitted assigns, “Wells Fargo”), as a Lender (in such capacity, collectively with SunTrust and PNC, the “Lenders” and each individually a “Lender”) and as Issuing Lender, and SUNTRUST ROBINSON HUMPHREY, INC., a Tennessee corporation, as agent and administrator for the Lenders (in such capacity, together with its successor and assigns in such capacity, the “Administrator”).

2.2. Section 1.4(a) of the Agreement is hereby amended by amending and restating clause (i) appearing therein in its entirety to read as follows:

(i) shall be paid to the applicable Originator in full by (A) delivery of immediately available funds to the extent of funds loaned to or Collections made available to Buyer under the Loan Agreement or (B) if the applicable Originator has requested a Letter of Credit pursuant to Section 1.9, the Purchase Price for each such Purchase may be made by delivery of such Letter of Credit or by any combination of delivery of funds pursuant to clause (A) above together with such Letter of Credit; provided that Buyer may, with respect to any such Purchase Price, offset against such Purchase Price any amounts owed by such Originator to Buyer hereunder and which have become due but remain unpaid,

2.3. Article I of the Agreement is hereby amended by inserting a new Section 1.9 to read as follows:

Section 1.9. Letters of Credit. (a) Any Originator may request the issuance of a Letter of Credit by executing and delivering to the Buyer a L/C Request in the form attached hereto as Exhibit VII. Upon the receipt of a L/C Request, and in accordance with Section 1.2, and subject to the terms and conditions for issuing Letters of Credit under the Loan Agreement (including any limitations therein on the amount and timing of any such issuance), the Buyer agrees to cause the Issuing Lender to issue, on the dates specified by the applicable Originator in the L/C Request, Letters of Credit on behalf of the Buyer (and, if applicable, on behalf of, or for the account of, any Originator in favor of such beneficiaries as such Originator may elect). The aggregate face amount of the Letters of Credit being issued on any date shall constitute a credit against the aggregate Purchase Price otherwise payable by the Buyer to the applicable Originator on such Purchase Date pursuant to Section 1.4. The aggregate face amount of Letters of Credit to be issued on any date will not exceed the sum of the aggregate Purchase Price payable to the applicable Originator on such date. In the event that any Letter of Credit issued on behalf of an Originator (i) expires or is cancelled or otherwise terminated with all or any portion of its face amount undrawn, (ii) has its face amount decreased (for a reason other than a drawing having been made thereunder) or (iii) the Buyer’s Obligation to reimburse the Issuing Lender for L/C Advances outstanding in respect thereof is reduced for any reason other than by virtue of a payment made in respect of a drawing thereunder, then an amount equal to such undrawn amount or such reduction (the “L/C Reduction Amount”), as the case may be, shall be paid in cash to such Originator within two Business Days of written notice thereof (the “L/C Reduction Notice”) being delivered by the Servicer on behalf of such Originator to the Borrower with a copy to the Administrator and the Issuing Lender. If funds are available in the Letter of Credit Collateral Account in excess of the required Cash-Collateral Amount after taking into account such L/C Reduction Amount, then payment of such L/C Reduction Amount shall be made in whole or in part by the Issuing Lender withdrawing such excess funds from the Letter of Credit Collateral Amount and paying them directly to such Originator in accordance with the instructions set forth in the L/C Reduction Notice. If on the Next Distribution Date any portion of the L/C Reduction Amount remains unpaid to such Originator, then the Servicer on behalf of the Borrower shall pay such remaining unpaid portion of the L/C Reduction Amount to the extent the remaining funds are available from Collections pursuant to Section 4.2(b) or 4.2(c) of the Loan Agreement. Under no circumstances shall any Originator (or any Affiliate thereof (other than the Buyer)) have any reimbursement or recourse obligations in respect of any Letter of Credit.

(b) In the event that an Originator requests a Letter of Credit hereunder, such Originator shall on a timely basis provide the Buyer with such information as is necessary for the Buyer to obtain such Letter of Credit from the Issuing Lender.

(c) Each Originator agrees to be bound by the terms of each Letter of Credit Request referenced in the Loan Agreement and by the Issuing Lender’s interpretations of any Letter of Credit issued for the Buyer and by the Issuing Lender’s written regulations and customary practices relating to letters of credit.

(d) Each Originator appoints the Servicer as its agent (on which appointment the Buyer, the Administrator, the Issuing Lender and each Lender may rely until such Originator provides contrary written notice to all of such Persons) to act on such Originator’s behalf to take all actions and to make all decisions in respect of the issuance, amendment and administration of the Letters of Credit, including requests for the issuance and extension of Letters of Credit and the allocation of the face amounts of Letters of Credit against the Purchase Price owed to particular Originators. In the event that the Servicer requests a Letter of Credit hereunder, the Servicer shall on a timely basis provide the Buyer with such information as is necessary for the Buyer to obtain such Letter of Credit from the Issuing Lender, and shall notify the relevant Originators, the Buyer and the Administrator of the allocations described in the preceding sentence. Such allocations shall be binding on the Buyer and each Originator, absent manifest error.

2.4. Section 4.1(e)(ii) of the Agreement is hereby amended by deleting the parenthetical “(on behalf of the Lenders and their assigns)” appearing therein and inserting the parenthetical “(on behalf of the Secured Parties and their assigns)” in lieu thereof.

2.5. Section 4.1(h) of the Agreement is hereby amended by deleting the phrase “Lenders” in each place that it appears therein and inserting the phrase “Secured Parties” in lieu thereof.

2.6. Section 4.2(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

(b) Change in Payment Instructions to Obligors. Such Originator will not (i) change its instructions to the Obligors of Receivables originated by it regarding payments to be made to a Lock-Box, (ii) add any Lock-Box or Lock-Box Account, unless Buyer and the Administrator shall have consented thereto and received a new executed Lock-Box Agreement with respect thereto or (iii) change any Lock-Box, Lock-Box Account or Lock-Box Account Bank or close any Lock-Box or Lock-Box Account unless the Buyer and the Administrator shall have received written notice of such termination or change and (A) in the case of a closed Lock-Box, such Originator shall notify all applicable Obligors to make payments to another Lock-Box that clears through a Lock-Box Account which is subject to a

Lock-Box Agreement, or (B) in the case of termination of a Lock-Box Bank or closing of a Lock-Box Account, a new Lock-Box Agreement shall be entered into with respect to any new or replacement Lock-Box Account or Lock-Box Account Bank.

2.7. Section 8.4(b) of the Agreement is hereby amended by deleting the phrase “Three Pillars” appearing therein and inserting the phrase “any Conduit Lender” in lieu thereof.

2.8. Section 8.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

Section 8.5. Bankruptcy Petition. (a) Each Originator and Buyer hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Conduit Lender, it will not institute against, or join any other Person in instituting against, such Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

(b) Each Originator hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Conduit Lender, it will not institute against, or join any other Person in instituting against, the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

2.9. Sections 8.4 and 8.10 of the Agreement are hereby amended by deleting the phrase “Lenders” in each place that it appears therein and inserting the phrase “Secured Parties” in lieu thereof.

2.10. Article VIII of the Agreement is hereby amended by inserting a new Section 8.12 and a new Section 8.13 to read as follows:

Section 8.12. Subordination. Each Originator shall have the right to receive, and Buyer shall make, any and all payments relating to any indebtedness, obligation or claim such Originator may from time to time hold or otherwise have against Buyer or any assets or properties of Buyer, whether arising hereunder or otherwise existing; provided, however, that each Originator hereby agrees that any right to any payment that it may have under this Section 8.12 or otherwise under this Agreement shall be subordinate in right of payment to the prior payment of any indebtedness or obligation of Buyer owing to the Administrator or the Secured Parties under the Loan Agreement or any other Transaction Document; provided, further, that any payment of an L/C Reduction Amount to an Originator through the withdrawal of funds from the Letter of Credit Collateral Account pursuant to Section 4.6 of the Loan Agreement shall not be subordinated pursuant to the preceding proviso.

Section 8.13. Promissory Notes for L/C Reduction Amounts. If any Originator at its option elects to receive Letters of Credit as part of the payment of the Purchase Price of its Purchased Receivables sold to Buyer hereunder and if such Letters of Credit are issued in the form of standby letters of credit, then such Originator at its option may require Buyer to execute and deliver a master promissory note payable to such Originator that provides for the payment of any L/C Reduction Amounts, if any, arising from such standby letters of credit. Such master promissory note shall be substantially in the form of Exhibit VIII attached hereto and shall be subordinate in right of payment to the prior payment of any indebtedness or obligations of Buyer owing to the Administrator or the Secured Parties under the Loan Agreement or any other Transaction Documents pursuant to Section 8.12.

2.11. The defined term “Change of Control” appearing in Exhibit I to the Agreement are hereby amended and restated in its entirety to read as follows:

“Change of Control” means (a) the acquisition by any Person, or two or more such Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 40% or more of the outstanding shares of voting stock of Jarden, (b) Jarden ceases to own (directly or indirectly) and control the right to vote 100% of the outstanding shares of voting stock of any Originator or (c) Sunbeam ceases to own (directly or indirectly) and control the right to vote 100% of the outstanding shares of voting stock of Buyer.

2.12. Exhibit I to the Agreement is hereby further amended by (i) deleting the defined term “Existing Loan Agreement” and (ii) inserting the defined term “L/C Request” in the appropriate alphabetical sequence to read in its entirety as follows:

“L/C Request” means a letter, substantially in the form of Exhibit VII hereto, duly executed by an Originator and delivered to the Buyer.

“L/C Reduction Amount” has the meaning set forth in Section 1.9(a).

“L/C Reduction Notice” has the meaning set forth in Section 1.9.(a).

2.13. Exhibit II to the Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit II attached hereto.

2.14. Exhibit III to the Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit III attached hereto.

2.15. The Agreement is hereby further amended by adding a new Exhibit VII and Exhibit VIII thereto which shall read, respectively, as set forth on Exhibit VII and Exhibit VIII attached hereto.

Section 3. Joinder of New Originators.

Each New Originator seeks to become an Originator under the Agreement and, in connection therewith, hereby agrees as follows:

3.1. Subject to receipt of counterparts hereof signed by each New Originator below, by its signature below, each New Originator hereby absolutely and unconditionally agrees to become a party to the Agreement as an Originator thereunder and to be bound by the provisions thereof including, without limitation, the provisions of Article VII thereof.

3.2. After giving effect to the amendments and restatements embodied herein, each of the representations and warranties contained in Article II of the Sale Agreement will be true and correct as to New Originator.

3.3. New Originator hereby certifies that, as of the date hereof, the Servicer has confirmed that New Originator is not a Material Originator

3.4. The provisions of Article VI of the Agreement are incorporated herein by this reference with the same force and effect as if set forth in full herein except that references in such Article VI to “this Agreement” shall be deemed to refer to “this Amendment and to the Agreement as modified by this Amendment.”

Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

4.1. The Buyer and each Originator shall have executed and delivered this Amendment.

4.2. The Buyer shall have received a duly executed Reaffirmation, Consent and Acknowledgment of the Performance Undertaking.

4.3. Each New Originator shall deliver to the Buyer each of the documents, certificates and opinions required to be delivered by a New Originator pursuant to Section 7.2 of the Agreement which shall include:

a.	a copy of each New Originator’s Credit and Collection Policy;

b.	a certificate of an Authorized Officer of each New Originator (together with incumbency certificate, organizational documents, and resolutions);

c.	UCC, tax and judgment lien searches against each New Originator;

d.	UCC financing statements naming each New Originator as seller/debtor, Borrower as buyer/assignor and Administrator as secured party/total assignee;

e.	a favorable opinion of legal counsel for Jarden and each New Originator;

f.	a certificate of an Authorized Officer of Jarden that no Termination Event or Unmatured Termination Event exists and is continuing; and

g.	all consents from and authorizations by any Persons and all waivers and amendments to existing credit facilities necessary in connection with the Agreement.

4.4. The Buyer shall have received such other agreements, instruments, documents, certificates, and opinions as the Buyer may reasonably request.

Section 5. Condition Subsequent. Each Originator hereby agrees to deliver to the Buyer no later than sixty (60) days after the date hereof fully executed Lock-Box Agreements for each Lock-Box Account set forth in Exhibit III to the Agreement, as amended pursuant to this Amendment.

Section 6. Agreement in Full Force and Effect/Effectiveness of Amendment. Except as expressly set forth herein, all terms and conditions of the Agreement, as amended, shall remain in full force and effect. This Amendment shall be effective as of the date first set forth above.

Section 7. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Second Amended and Restated Receivables Contribution and Sale Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

BRK BRANDS, INC.
THE COLEMAN COMPANY, INC.
HEARTHMARK, LLC
K-2 CORPORATION
K-2 INTERNATIONAL, INC.
LEHIGH CONSUMER PRODUCTS LLC
LOEW-CORNELL, LLC
MARMOT MOUNTAIN, LLC
MIKEN SPORTS, LLC
NUK USA LLC
PENN FISHING TACKLE MFG. CO.
PURE FISHING, INC.
QUICKIE MANUFACTURING CORPORATION
RAWLINGS SPORTING GOODS COMPANY, INC.
RIDE MANUFACTURING, INC.
SEA STRIKER, LLC
SEVCA, LLC
SHAKESPEARE ALL STAR ACQUISITION LLC
SHAKESPEARE COMPANY, LLC
SHAKESPEARE CONDUCTIVE FIBERS, LLC
SITCA CORPORATION
SUNBEAM PRODUCTS, INC.
THE UNITED STATES PLAYING CARD COMPANY

By:	/s/ John E. Capps
Name:	John Capps
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED

RECEIVABLES CONTRIBUTION AND SALE AGREEMENT

JARDEN RECEIVABLES, LLC

By:	SUNBEAM PRODUCTS, INC.
Its:	manager and sole member

By:	/s/ John E. Capps
Name: John E. Capps
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED

RECEIVABLES CONTRIBUTION AND SALE AGREEMENT